Supplement Dated October 1, 2012 To The Prospectus Dated May 1, 2012

For The Pacific Destinations O-Series, Pacific Destinations B, And Pacific Destinations

Variable Annuity Contracts Issued By Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the applicable Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This supplement must be preceded or accompanied by the applicable Prospectus dated May 1, 2012, as supplemented.

Effective October 1, 2012, all references in the Prospectus to the current/annual charge percentage for the following optional living benefit riders will change to the following:

Current/Annual Charge Percentage
CoreIncome Advantage 5 Plus (Single)	0.85%
CoreIncome Advantage 5 Plus (Joint)	1.05%

If you purchased one of the above referenced riders and your Rider Effective Date is before October 1, 2012, the new percentage will not apply unless a Reset occurs as disclosed in your Prospectus. The Maximum Annual Charge Percentage is not changing for any of the optional riders listed above. Please see the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section and the OPTIONAL LIVING BENEFIT RIDERS section in the Prospectus for complete information.

On or about January 1, 2013, the portfolio manager for the Pacific Select Fund Mid-Cap Equity Investment Option will be replaced with Scout Investments, Inc.